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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      August 17, 2007
      Date of Report (Date of ealriest event reported):


     Commission File Number of issuing entity:  333-138237-02
                                             --------------------


                   CITIGROUP MORTGAGE LOAN TRUST 2007-AR1
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             (Exact name of issuing entity as specified in its charter)



     Commission File Number of depositor:         333-138237
                                             ----------------------

                    CITIGROUP MORTGAGE LOAN TRUST, INC.
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        (Exact name of depositor as specified in its charter)

                               CITIGROUP GLOBAL MARKETS REALTY CORP.
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              (Exact name of sponsor as specified in its charter)


                                    Delaware
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 (State or other jurisdiction of incorporation or organization of the issuing entity)


                                11-2418191
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                          (I.R.S. Employer Identification No.)



     390 Greenwich Street, New York, NY                                10013
   ----------------------------------------                         ----------
(Address of principal executive offices of the issuing entity)      (Zip Code)


                                (212) 816-6000
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                     (Telephone number, including area code)


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             (Former name, former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the


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      Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 8.01 - Other Events

On August 9, 2007, HomeBanc Corp., together with certain of its subsidiaries, including HomeBance Mortgage Corporation (an originator and a servicer of certain of the mortgage loans included in the Citigroup Mortgage Loan Trust Inc., Citigroup Mortgage Loan Trust 2007-AR1,Mortgage Pass-Through Certificates, Series 2007-AR1 transaction that closed on January 31, 2007), filed a voluntary petition for relief under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the District of Delaware (HomeBankc Mortgage Corporation, a Delaware corporation, et al., Case No. 07-11080 (KJC). These proceedings have been procedurally consolidated and are being jointly administered under the auspices of Unites States Bankruptcy Judge Kevin J. Carey.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    CITIGROUP MORTGAGE LOAN TRUST 2007-AR1
                                    (Issuing Entity)


                                    CitiMortgage, Inc.
                                    Master Servicer
                                    By:  /s/ Donna Baker


                                    ----------------------------
                                     Donna Baker
                                     Vice President

Dated: August 17, 2007